EXHIBIT 10.56

                                    AMENDMENT
                                       to
                            ASSET PURCHASE AGREEMENT



         This Amendment is dated as of July 31, 1996 by and between American Radio Systems Corporation, a Delaware corporation ("Buyer"), and The Lincoln Group, L.P., a New York limited partnership ("Seller").

         WHEREAS, Buyer and Seller are parties to an Asset Purchase Agreement (the "Original Agreement") dated February 23, 1996; and

         WHEREAS, Buyer and Seller desire to amend the Original Agreement on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises, of the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         Section 1. Definitions. Terms used in this Amendment without definition which are defined in the Original Agreement shall have the meaning prescribed therefor in the Original Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders.

         Section 2. Amendment of Section 1. Section 1 of the Original Agreement is hereby amended as follows:

                  (a) to add the following terms in the appropriate alphabetical order:

                           "Adjusted Net Working  Capital" means (a) Net Working
                  Capital less (b) the excess of (i) the aggregate amount of Accounts Receivable (net of any reserve with respect thereto) included in the computation of Net Working Capital over (ii) the aggregate amount collected with respect to such Accounts Receivable prior to the Closing Date.

                           "Amendment Date" means the date of this Amendment.

                           "Net Working  Capital"  means the excess,  if any, of
                  the current assets of the Company attributable to the Stations over the current liabilities of the Company attributable to the Stations, determined as of midnight on the Amendment Date in accordance with the provisions of Section 2.4 and otherwise in accordance with generally accepted accounting principles applied on a basis consistent with the Financial Statements; provided, however, that notwithstanding the foregoing, current




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                  assets shall not include any  insurance  policies,  letters of credit or other similar items or any cash surrender value in regard thereto.

; and

                  (b) to change the word "Closing Date" in Section 1.1 to "Amendment Date".

         Section 3. Amendment of Section 2.1. Section 2.1 of the Original Agreement is hereby amended to (a) delete the word "and" at the end of paragraph
(h), (b) change the designation of paragraph (i) to (j), and (c) add a new paragraph (i) reading in its entirety as follows:

                  (i) All cash or cash equivalents in any of Seller's bank or savings accounts as of the Closing Date; and any stocks, bonds, certificates of deposit or similar investments as of the Closing Date which were included in current assets for the purpose of determining Net Working Capital; and

         Section 4. Amendment of Section 2.2. Section 2.2 of the Original Agreement is hereby amended as follows:

                 (a)paragraph (a) is amended to read in its entirety as follows:

                           Any and all insurance policies,  letters of credit or
                  other similar items and any cash surrender value in regard thereto; and any stocks, bonds, certificates of deposit or similar investments as of midnight on the Amendment Date other than those, if any, which were included among current assets for the purposes of determining Net Working Capital.

                  (b) paragraph (d) is amended to change the words "Closing Date" to "Amendment Date"; and

                  (c) paragraph (e) is amended to change the period at the end thereof to "; and"; and

                  (d) paragraph (f) is amended to read in its entirety as follows:

                           All Accounts  Receivable that have not been collected
                  prior to the Closing Date.

         Section 5. Amendment to Section 2.3. The first sentence of Section 2.3 of the Original Agreement is hereby amended to read in its entirety as follows:

         The purchase price (the "Purchase Price") for the Assets shall be an amount equal to Thirty Million Five Hundred Thousand Dollars ($30,500,000) subject to adjustment as follows:

                  (a) The Purchase Price shall be increased (if positive) or decreased (if negative), as the case may be, by an amount equal to the Adjusted Net Working Capital;


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                  (b) The  Purchase  Price shall be increased by an amount equal to the amount of any Capital Expenditure Advances (as defined in the Note Purchase Agreement, dated as of July 31, 1996, between Buyer and Seller, as from time to time amended (the "Note Purchase Agreement"));

                  (c) The Purchase Price shall be decreased by an amount equal to the excess of (i) the sum of (x) Twenty Eight Million Five Hundred Thousand Dollars and (y) the amount of any Capital Expenditure Advances over (ii) the principal amount of the Notes (as defined in the Note Purchase Agreement) at the time outstanding (or the principal amount of the Notes which would have been outstanding had any such Notes which were repaid out of the proceeds of Indebtedness for Money Borrowed (as defined in the Note Purchase Agreement) which is not being assumed by Buyer or repaid by any person other than Seller not been so repaid); and

                  (d) The Purchase Price shall be increased by an amount equal to the sum of (i) earnings (including without limitation any interest or income or gain) of the Escrow Account commencing at midnight on the Agreement Date and ending at midnight on the day prior to the Closing and (ii) interest (at the same rate as is earned on the Escrow Deposit) on the Adjusted Net Working Capital of the Company commencing at midnight on the Amendment Date and ending at midnight on the day prior to the Closing Date.

         The Purchase Price shall be payable as follows:

                  (a) By delivery to Seller of Notes (valued for these purposes at the principal amount of such Notes at the time outstanding);

                  (b) To the extent the Purchase Price exceeds the aggregate amount paid pursuant to the provisions of paragraphs (a) above, funds shall be transferred out of the Escrow Account to Seller; and

                  (c) To the extent the Purchase Price exceeds the aggregate amount paid pursuant to the provisions of paragraphs (a) and (b) above, by wire transfer to Seller of immediately available funds to such accounts as are designated by Seller in written instructions to Buyer.

         Section 6. Amendment to Section 2.4. Section 2.4 of the Original Agreement is hereby amended as follows:

                  (a) the words "day prior to the Closing Date" on the second and third lines are changed to "Amendment Date";

                  (b) the words "prior to the Closing Date" on line 12 are changed to "up until midnight on the Amendment Date";

                  (c) the words "on the Closing Date and for the periods thereafter" on line 14 are changed to "from and after midnight on the Amendment Date";


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                  (d) a new  sentence  shall be added to the first  paragraph of
         Section 2.4 reading in its entirety as follows:

                           Without limiting the generality of the foregoing, the
                  foregoing adjustments and pro rations shall be reflected in the determination of Net Working Capital.

                  (e) a new paragraph shall be added, immediately preceding paragraph A, reading in its entirety as follows:

                           Anything in this  Agreement  or the Escrow  Agreement
                  referred to in Section 1.8 to the contrary notwithstanding, in the event the transactions contemplated by this Agreement are consummated, the Purchase Price shall be increased by an amount equal to the sum of (a) interest actually earned on the Escrow Deposit commencing at midnight on the Amendment Date and ending at midnight on the day prior to the Closing Date and (b) interest (at the same rate as is earned on the Escrow Deposit) on the Adjusted Net Working Capital of the Company commencing at midnight on the Amendment Date and ending at midnight on the day prior to the Closing Date.

                  (f) paragraph B is amended to (a) change the words "Closing Date" on line 1 to "Amendment Date", (b) insert after the words "Section 2.4" on line 4 the words "including without limitation the determination of Net Working Capital", (c) change the words "at Closing" on line 5 to "as of midnight on the Amendment Date", and (d) add a new sentence at the end thereof reading in its entirety as follows:

                           Notwithstanding the foregoing,  in the event that the
                  Closing does not take place prior to the date on which the Closing Certificate is to be delivered, it shall be prepared and delivered by Seller and Buyer shall have the right to object thereto in accordance with the provisions set forth above in this paragraph.

         Section 7. Amendment of Section 2.5. Section 2.5 of the Original Agreement is amended to read in its entirety as follows:

                           As of the  Closing  Date,  Buyer  shall  assume  and,
                  thereafter, in accordance with their terms, pay, discharge and perform (i) all of the obligations and liabilities of Seller under the Licenses and the Assumed Contracts insofar as they related to the time period after midnight on the Amendment Date, and arising out of events occurring after midnight on the Amendment Date, (ii) all obligations and liabilities arising out of events occurring from and after midnight on the Amendment Date related to the assets or to the operations of the Stations from and after such Date, other than those arising out of or attributable to the breach by Seller of any of its covenants under this Agreement or the Note Purchase Agreement, dated as of July 31, 1996, between Buyer and Seller (the "Note Purchase Agreement") or the Note or Security Agreement executed pursuant thereto(the "Security Agreement"),
                  (iii) all obligations and liabilities for which Buyer receives a proration adjustment hereunder, and (iv) all accounts payable which were included in the computation of Net

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                  Working Capital and which were not paid or otherwise satisfied as of the Closing Date. All other obligations and liabilities of Seller, including (i) any obligation under any Contract not included in the Assumed Contracts, (ii) any obligations under the Assumed Contracts relating to the time period prior to midnight on the Amendment Date (except to the extent provided in clause (iv) of the preceding sentence), (iii) any claims or pending litigation or proceedings relating to the operation of the Stations prior to midnight on the Amendment Date, and (iv) those related to employees as set forth in Section 6.9 herein, shall remain and be the obligations and liabilities solely of Seller.

         Section 8. Amendment of Section 3.6. Section 3.6 is amended to change the third line thereof to read in its entirety as follows:

                  property used to conduct the business of the Stations or for the operations of the Stations as now conducted

         Section 9. Amendment of Section 6.3. A new third sentence shall be added to Section 6.3 reading in its entirety as follows:

                  Anything herein to the contrary notwithstanding, Buyer shall reimburse Seller for its reasonable out-of-pocket legal fees and expenses incurred subsequent to the initial filing by Seller in connection with obtaining the HSR Consent.

         Section 10. Amendment of Section 6.8. Section 6.8 of the Original Agreement is amended to read in its entirety as follows:

                  A. The risk of loss, damage or impairment, confiscation or condemnation of any of the Assets at all times prior to the completion of the Closing shall be borne as follows:

                           (i) if  occurring  at or  prior  to  midnight  on the
                  Amendment Date, any such loss, damage or impairment, confiscation or condemnation from any cause whatsoever shall be borne by Seller, and

                           (ii) if  occurring  after  midnight on the  Amendment
                  Date, any such loss, damage or impairment, confiscation or condemnation within the reasonable control of Seller shall be borne by Seller. If, notwithstanding Seller's compliance with all of the terms and provisions of this Agreement, including without limitation Section 5, the Assets shall be adversely affected after midnight on the Amendment Date by reason of any loss, damage or impairment, confiscation or condemnation and the same was not within the reasonable control of Seller, Buyer shall be obligated to proceed with the Closing, subject to satisfaction of all of the other conditions thereto.

                  B. If any damage or destruction of the Assets or any other event occurs which prevent signal transmission by any Station in the normal and usual manner and Seller cannot restore or replace the Assets so that the conditions are cured and normal and usual transmission is resumed before the Closing Date:

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                           (i) In the event such damage or  destruction or other
                  event occurred (x) at or prior to midnight on the Amendment Date or (y) thereafter and was within the reasonable control of Seller, the Closing Date shall be postponed, for a period of up to one hundred and twenty (120) days, to permit the repair or replacement of the damage or destruction, at no expense to Buyer; and

                           (ii) In the event such damage or destruction or other
                  event occurred after midnight on the Amendment Date and was not within the reasonable control of Seller, the Closing Date shall not be postponed, but, assuming all of the other conditions of Closing are satisfied, the Closing shall take place as scheduled.

                  C. In the event of any damage or destruction of the Assets described above, if (i) such damage, destruction or other event (x) occurred at or prior to midnight on the Amendment Date or (y) occurs thereafter and it was within the reasonable control of Seller to prevent such event from occurring and (ii) such Assets have not been restored or replaced and the Station's normal and usual transmission resumed within the one hundred and twenty (120) day period specified above, Buyer may terminate this Agreement forthwith without any further obligation hereunder by written notice to Seller. Alternatively, Buyer may, at its option, proceed to close this Agreement and complete the restoration and replacement of such damaged Assets after the Closing Date, in which event Seller shall deliver to Buyer all insurance proceeds received in connection with such damage or destruction of the Assets to the extent not already expended by Seller in connection with such restoration and replacement.

                  D. Notwithstanding any of the foregoing, Buyer may terminate this Agreement forthwith without any further obligation hereunder by written notice to Seller if any event (i) occurred at or prior to midnight on the Amendment Date or (ii) occurs thereafter and it was within the reasonable control of Seller to prevent such event from occurring and which, in either case, prevents signal transmission by any Station in the normal and usual manner for a consecutive period of five (5) or a cumulative period of fourteen (14) days after the date hereof.

         Section 11. Amendment of Section 6.10,. Section 6.10 of the Original Agreement is amended as follows:

                  (a) The first sentence is amended to read in its entirety as follows:

                           In  the  event  the  Closing  shall  occur  prior  to
                  November 1, 1996, at the Closing, Seller shall assign to Buyer for collection purposes only all Accounts Receivable then remaining uncollected.

                  (b) The fourth sentence is amended to read in its entirety as follows:

                           Buyer  shall  endeavor  in  the  ordinary  course  of
                  business to collect the Accounts Receivable so assigned to it during the period commencing with the

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                  Closing  Date and ending at the close of  business  on October
                  31, 1996 (the "Collection Period").

                  (c) A new paragraph shall be added at the end of Section 6.10 reading in its entirety as follows:

                           Anything  in  this   Section  or  elsewhere  in  this
                  Agreement to the contrary notwithstanding, in the event the Closing Date shall be on or after November 1, 1996, Buyer may, but shall not be obligated, to accept any assignment of any Accounts Receivable then remaining uncollected. In the event Buyer elects to accept any such assignment, in whole or in part, Buyer and Seller shall negotiate in good faith with respect to the Collection Period, and the remaining provisions of the preceding paragraph, including without limitation the last sentence thereof, shall be operative and of full force and effect. In the event Buyer elects not to accept any such assignment, the provisions of the last sentence of the preceding paragraph shall be operative and in full force and effect.

         Section 12. New Section 6.13. A new Section 6.13 shall be added reading in its entirety as follows:

                  Extraordinary Circumstances. Notwithstanding any provision under this Agreement to the contrary, including without limitation any provision under Sections 3, 5, 7.1, 8.2 or 10.2:

                           (a) Seller  shall not be liable in any respect to the
                  extent (i) any of its representations and warranties contained in Section 3 ("Seller's Representations and Warranties") are not true and correct in any material respect or (ii) any of its covenants set forth in Section 5 are breach in any material respect, in either case prior to or on and as of the Closing Date due solely to circumstances that arise after the execution of this Amendment and that are beyond the Seller's reasonable control ("Extraordinary Circumstances");

                           (b) Seller  shall be  relieved  from  fulfilling  any
                  condition set forth in Section 7.1 and none of Buyer's obligations at the Closing shall be subject to the fulfillment prior to and at the Closing Date of any such condition, if such condition cannot be fulfilled due to Extraordinary Circumstances;

                           (c) The  certificate  to be  delivered to Buyer under
                  Section  8.2(c) and the opinion to be delivered to Buyer under
                  Section 8.2(h) shall not be required to address any of Seller's Representations and Warranties that are not true and correct in any material respect on and as of the Closing Date due to Extraordinary Circumstances; and

                           (d) The  indemnification  by Seller of Buyer pursuant
                  to the provisions of Section 10.2 shall not apply in any respect to the extent any of Seller's

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                  Representations and Warranties are not true and correct in any material respect on and as of the Closing Date due solely to Extraordinary Circumstances.

                  Seller agrees to give Buyer prompt written notice of the occurrence of all such Extraordinary Circumstances, specifying in reasonable detail the nature thereof and what steps, if any, Seller took to avoid the occurrence thereof and is taking or proposes to take to alleviate, correct or remedy the situation.

         Section 13. Amendment of Section 8.1. Section 8.1 of the Original Agreement shall be amended by (a) inserting after the words "Final Order" the words "and the HSR Consent has been obtained on terms and conditions satisfactory to Buyer", (b) inserting in the blank the words "Sullivan & Worcester LLP, One Post Office Square, Boston, MA 02109", and (c) adding the following sentence at the end of such section:

                  Notwithstanding the foregoing, Seller shall have the right, if the Closing Date would pursuant to the foregoing provisions have occurred subsequent to August 15, 1996 and prior to January 2, 1997, to postpone the Closing to January 31, 1997 or such other date in January 1997 as shall be agreed to by Buyer.

         Section 14. Amendment of Section 9.1. Section 9.1 of the Original Agreement is amended by changing the date in paragraph (c) from September 1, 1996 to December 31, 1998.

         Section 15. New Section 9.4. A new Section 9.4 shall be added reading in its entirety as follows:

                  Foreclosure by Buyer under the Security Agreement. Anything in this Agreement to the contrary notwithstanding, in the event that Buyer shall foreclose on the Collateral (as defined in the Security Agreement) and acquire the Assets, Seller shall be entitled to receive from Buyer an amount equal to the excess of (a) the Purchase Price (computed in accordance with the provisions of Section 2.3, except that the Closing Date for these purposes shall be deemed to be the date on which Buyer shall have acquired the Assets) over (b) the sum of (i) the amount paid by Buyer (including without limitation through the delivery of Notes (valued for these purposes in accordance with the provisions of Section 2.3) for the Assets and (ii) the amount of all obligations and liabilities to which the Assets are subject or which Buyer has assumed or paid and discharged in connection with the acquisition of the Assets other than those which Buyer would have been obligated to assume in accordance with the provisions of Section 2.5.

         Section 16. Amendment of Section 10.2. Section 10.2 of the Original Agreement is amended as follows:

                  (a) Paragraph (a) is amended to read in its entirety as follows:

                           Any and all losses,  liabilities or damages resulting
                  from  any  untrue   representation,   breach  of  warranty  or
                  nonfulfillment of any covenants by Seller

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                  contained  herein  or in any  certificate  delivered  to Buyer hereunder, except to the extent that any such loss, liability or damage is due to Extraordinary Circumstances.

                  (b) Paragraph (c) is amended to read in its entirety as follows:

                           Any and all losses,  liabilities or damages resulting
                  from Seller's operation or ownership of the Stations (i) at or prior to midnight on the Amendment Date or (ii) after such time and prior to the Closing Date and the cause of any such loss, liability or damage was within the reasonable control of Seller, including any and all losses, liabilities and damages arising under the Licenses or the Assumed Contracts which relate to events occurring (i) at or prior to midnight on the Amendment Date or (ii) after such time and prior to the Closing Date and the cause of any such loss, liability or damage was within the reasonable control of Seller.

         Section 17. Miscellaneous Provisions. Except as otherwise herein specifically amended, the Original Agreement shall remain in full force and effect. The provisions of Section 11 of the Original Agreement are incorporated herein by reference with the same force and effect as though set forth herein in their entirety.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all pursuant to authority heretofore granted, to the extent applicable, by their respective Boards of Directors, as of the date and year first above written.

                                   The Lincoln Group, L.P.

                                   By: The Lincoln Group, Ltd, General Partner


                                   By:________________________________
                                         Name:
                                         Title:

                                   American Radio Systems Corporation


                                   By:________________________________
                                         Name:
                                         Title:



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